LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
Lincoln ChoicePlusSM Fusion

Supplement dated November 16, 2023 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2023

This supplement outlines changes to the summary prospectus for your variable annuity contract. All other provisions in your prospectus remain unchanged.

OVERVIEW

The following changes will apply beginning December 18, 2023:

•
Living Benefit Riders. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Beginning December 18, 2023, the Contractowner/Annuitant must be age 80 or younger (younger of your or your spouse) at the time the rider is elected.

•	Annuity Payouts. Beginning December 18, 2023, when you apply for a contract, you may select any Annuity Commencement Date that is prior to the Annuitant’s 90th birthday.

Please keep this supplement with your prospectus for future reference.